                                 SCHEDULE 14A
                                (RULE 14a-101)


                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                              Panhandle Royalty Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

The following additional soliciting material is filed by Panhandle Royalty Company ("Panhandle") pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended. Such material consists of a series of slides presented to shareholders of Panhandle at informational meetings relating the proposals to be acted upon by the shareholders at a Special Meeting of Shareholders scheduled for May 7, 1999 (the "Special Meeting") as described in Panhandle's Preliminary
Schedule 14A and Amendment No. 1 thereto previously filed with the Securities and Exchange Commission.

SLIDE 1.     DESCRIPTION OF IMAGE MATERIAL:

             Map of United States with States highlighted in which Panhandle owns minerals. This page contains a map of the United States showing that the Company owns minerals and leases in the following states: Alabama, Arkansas, Colorado, Idaho, Illinois, Indiana, Kansas, Louisiana, Montana, Nebraska, North Dakota, New Mexico, Oklahoma, Tennessee and Texas.


SLIDE 2.     DESCRIPTION OF IMAGE MATERIAL:
             ACRES OF MINERAL INTEREST

             Alabama - 5
             Arkansas - 5,890
             Colorado - 8,176
             Idaho - 30
             Illinois - 1,018
             Indiana - 27
             Kansas - 620
             Montana - 422
             Nebraska - 439
             North Dakota - 292
             New Mexico - 53,324
             Oklahoma - 85,280
             Tennessee - 1,543
             Texas - 22,775

             TOTAL MINERAL ACREAGE
             Owned (9/30/98)
             179,841

             TOTAL LEASEHOLD ACRES
             (9/30/98)
             6,033 (LA. OK. TX)

SLIDE 3.     DESCRIPTION OF IMAGE MATERIAL:
             PANHANDLE ROYALTY COMPANY
             FINANCIAL DATA SHEET SUMMARY



                                     FISCAL               FISCAL               FISCAL
                                      1998                 1993                 1988
                                 -------------        -------------        -------------
Revenue                          $   5,440,182        $   3,175,360        $   2,608,573
Net Income                       $   1,314,835        $     722,083        $     938,971
Income/Share                     $        1.92        $        1.06        $        1.40
Cash Flow                        $   3,458,521        $   1,809,765        $   1,323,031
G & A                            $   1,099,636        $     712,120        $     486,191
Total Expenses                   $   3,983,347        $   2,432,277        $   2,120,555
Capital Exp. (E&P)               $   3,395,945        $   1,593,371        $     658,641
Dividends                        $     611,794        $     286,356        $     285,136
Total Assets                     $  13,019,312        $   6,858,531        $   7,388,262
Shareholders Equity              $  10,804,243        $   5,730,143        $   5,656,891
Debt                             $           0        $           0        $           0
Stock Price                      $       26.25        $       13.75        $       11.00
(Fiscal Year End)

SLIDE 4.     DESCRIPTION OF IMAGE MATERIAL:
             PANHANDLE ROYALTY COMPANY
             OPERATING DATA SHEET SUMMARY



                                     Fiscal               Fiscal               Fiscal
                                      1998                 1993                 1988
                                 -------------        -------------        -------------

Net Oil Production (bbls)              103,989               43,502               12,936
Net Gas Production (MCF)             1,710,264            1,188,886              865,156

Proved Reserves
Oil (bbls)                             777,087              227,342              165,601
Gas (MCF)                           11,661,320            7,300,317            7,049,400
BOE Equivalent                       2,720,620            1,449,062            1,340,501
Undiscounted Value (M$)          $      23,125        $      15,426        $      23,253
10% Discounted Value (M$)        $      15,398        $      10,348        $      15,464

GROSS WELLS COMPLETED                      121                   68

Unavailable                                 13                    8
Gas                                         84                   49
Dry                                         24                   11

GROSS PRODUCING WELLS                    1,462                  885                  647

NET MINERAL ACRES OWNED                179,841              121,928                2,958

Net Acres Leased                         6,033                1,164                4,975
   (From Others)

SLIDE 5:     DESCRIPTION OF IMAGE MATERIAL:
             TOTAL REVENUES  TOTAL NET INCOME



        FISCAL YEAR        REVENUES           NET INCOME

           1980        $   1,505,793        $     709,792
           1981        $   2,688,423        $   1,181,000
           1982        $   4,399,829        $   1,383,246
           1983        $   4,460,362        $   1,463,661
           1984        $   4,177,358        $   1,118,959
           1985        $   3,928,123        $   1,184,568
           1986        $   3,135,395        $     484,610
           1987        $   2,789,870        $     508,314
           1988        $   2,608,573        $     938,971
           1989        $   2,465,667        $     402,590
           1990        $   2,830,321        $     517,607
           1991        $   2,528,931        $     312,014
           1992        $   2,620,869        $     564,565
           1993        $   3,175,360        $     722,083
           1994        $   3,889,663        $   1,021,194
           1995        $   3,218,439        $     574,029
           1996        $   6,016,168        $   2,020,819
           1997        $   7,016,478        $   2,298,842
           1998        $   5,440,182        $   1,314,835

SLIDE 6:     DESCRIPTION OF IMAGE MATERIAL:
             TOTAL ASSETS AND SHAREHOLDERS EQUITY



         FISCAL YEAR         ASSETS            SHAREHOLDERS

           1980        $    1,889,643        $    1,321,705
           1981        $    3,536,191        $    2,170,427
           1982        $    7,938,235        $    3,044,295
           1983        $    7,652,283        $    3,945,226
           1984        $    6,949,360        $    4,347,973
           1985        $    8,110,602        $    4,389,514
           1986        $    7,010,055        $    4,290,500
           1987        $    6,864,647        $    4,554,679
           1988        $    7,388,262        $    5,656,891
           1989        $    7,291,641        $    5,657,107
           1990        $    7,256,468        $    5,646,878
           1991        $    6,628,182        $    5,347,238
           1992        $    6,550,751        $    5,370,919
           1993        $    6,858,531        $    5,730,143
           1994        $    7,463,282        $    6,438,253
           1995        $    7,757,385        $    6,634,876
           1996        $   10,526,745        $    8,214,966
           1997        $   12,097,190        $   10,032,213
           1998        $   13,019,312        $   10,804,243


SLIDE 7:     DESCRIPTION OF IMAGE MATERIAL:
             STOCK PRICE AT SEPTEMBER 30


                     YEAR         PRICE

                     1980        $  4.20
                     1981        $ 12.00
                     1982        $ 12.00
                     1983        $ 16.00
                     1984        $ 14.00
                     1985        $ 15.00
                     1986        $ 12.00
                     1987        $ 11.00
                     1988        $ 10.50
                     1989        $ 10.50
                     1990        $ 12.00
                     1991        $ 11.50
                     1992        $ 11.00
                     1993        $ 13.00
                     1994        $ 15.50
                     1995        $ 17.00
                     1996        $ 21.00
                     1997        $ 29.75
                     1998        $ 26.25


SLIDE 8:     DESCRIPTION OF IMAGE MATERIAL:
             DIVIDENDS PAID PER SHARE

                     YEAR      DIVIDEND

                     1980        $.35
                     1981        $.47
                     1982        $.72
                     1983        $.80
                     1984        $.80
                     1985        $.80
                     1986        $.80
                     1987        $.40
                     1988        $.43
                     1989        $.60
                     1990        $.80
                     1991        $.80
                     1992        $.70
                     1993        $.43
                     1994        $.53
                     1995        $.60
                     1996        $.63
                     1997        $.80
                     1998        $.90

SLIDE 9:     DESCRIPTION OF IMAGE MATERIAL:
             TOTAL GROSS PRODUCING WELLS


                     YEAR              WELLS

                     1980               192
                     1981               231
                     1982               289
                     1983               357
                     1984               391
                     1985               478
                     1986               550
                     1987               597
                     1988               647
                     1989               671
                     1990               688
                     1991               713
                     1992               837
                     1993               885
                     1994               910
                     1995               952
                     1996             1,124
                     1997             1,356
                     1998             1,462

SLIDE 10:    DESCRIPTION OF IMAGE MATERIAL:
             NET GAS PRODUCTION/MCF


      YEAR             MCF

      1980           342,050
      1981           587,247
      1982           859,388
      1983           831,106
      1984           865,156
      1985           857,327
      1986           890,932
      1987         1,117,763
      1988         1,074,386
      1989         1,110,865
      1990         1,176,116
      1991         1,141,134
      1992         1,267,289
      1993         1,188,886
      1994         1,339,545
      1995         1,203,623
      1996         1,551,147
      1997         1,600,247
      1998         1,710,264

SLIDE 11:         DESCRIPTION OF IMAGE MATERIAL
                  NET OIL PRODUCTION/BBLS


              YEAR                         OIL

              1980                         7,261
              1981                        10,805
              1982                        11,207
              1983                        10,024
              1984                        12,936
              1985                        25,301
              1986                        58,574
              1987                        43,565
              1988                        45,736
              1989                        34,541
              1990                        35,088
              1991                        28,875
              1992                        32,676
              1993                        43,502
              1994                        77,720
              1995                        82,676
              1996                       145,301
              1997                       147,734
              1998                       103,989

SLIDE 12:         DESCRIPTION OF IMAGE MATERIAL:
                  TOTAL PROVED RESERVES



      YEAR             OIL/BBLS           GAS/MCF

      1980              44,801           2,929,010
      1981              66,343           4,587,700
      1982              58,819           5,293,500
      1983              69,626           6,986,900
      1984             107,873           6,739,100
      1985             208,407           7,273,500
      1986             218,914           7,187,600
      1987             190,215           7,047,600
      1988             165,601           7,049,400
      1989             120,000           6,467,700
      1990             152,141           6,630,341
      1991             138,103           6,165,791
      1992             183,968           7,068,028
      1993             227,342           7,300,317
      1994             251,246           7,442,524
      1995             464,916           9,189,113
      1996             938,795           9,839,061
      1997             903,808          11,267,102
      1998             777,087          11,661,320


SLIDE 13:         DESCRIPTION OF IMAGE MATERIAL:
                  ESTIMATED FUTURE NET CASH FLOWS FROM PROVED OIL & GAS RESERVES


            YEAR                     UNDISCOUNTED              10% DISCOUNTED

            1980                      $ 6,107,185                $  4,296,015
            1981                      $17,568,811                $ 12,076,800
            1982                      $20,444,253                $ 14,532,901
            1983                      $24,432,200                $ 16,958,700
            1984                      $23,253,000                $ 15,464,000
            1985                      $22,677,500                $ 15,469,400
            1986                      $15,240,200                $ 10,241,800
            1987                      $11,200,700                $  7,795,500
            1988                      $10,908,200                $  7,667,700
            1989                      $10,168,110                $  7,248,186
            1990                      $12,853,590                $  9,264,154
            1991                      $10,029,400                $  7,108,521
            1992                      $14,060,880                $  9,570,843
            1993                      $15,425,940                $ 10,348,460
            1994                      $12,778,920                $  8,690,835
            1995                      $17,497,815                $ 11,926,091
            1996                      $33,530,190                $ 23,155,524
            1997                      $36,374,530                $ 24,321,470
            1998                      $23,125,470                $ 15,398,209

SLIDE 14:    DESCRIPTION OF IMAGE MATERIAL:
             CAPITAL EXPENDITURES FOR OIL & GAS EXPLORATION & PRODUCTION
             COSTS & PROPERTY ACQUISITION COSTS


      YEAR              COST

      1980        $    510,925
      1981        $  2,198,536
      1982        $  4,987,457
      1983        $  1,097,477
      1984        $  1,302,394
      1985        $  2,472,433
      1986        $    638,598
      1987        $    750,690
      1988        $  1,474,922
      1989        $    806,626
      1990        $    688,722
      1991        $    740,596
      1992        $  1,256,020
      1993        $  1,593,371
      1994        $  1,280,987
      1995        $  1,703,114
      1996        $  4,066,408
      1997        $  2,868,521
      1998        $  3,345,945




SLIDE 15:    DESCRIPTION OF IMAGE MATERIAL:
             ESTIMATED RETURN ON INVESTMENT FOR WELLS COMPLETED IN THE YEAR


                YEAR                      RETURN

                1992                      4.24%
                1993                      5.56%
                1994                      3.39%
                1995                      3.81%
                1996                      5.45%
                1997                      4.21%
                1998                      1.33%

SLIDE 16:    DESCRIPTION OF IMAGE MATERIAL:
             FINDING COSTS PER BARREL OF OIL FOR WELLS COMPLETED IN THE YEAR


                              PRC
                 YEAR                     COST/BBL

                 1992                      $2.64
                 1993                      $2.21
                 1994                      $2.97
                 1995                      $3.01
                 1996                      $2.72
                 1997                      $3.41
                 1998                      $6.78



                             US
                 YEAR                     COST/BBL

                 1992                      $4.85
                 1993                      $4.77
                 1994                      $4.70
                 1995                      $4.18
                 1996                      $5.26




                            FOREIGN
                 YEAR                     COST/BBL

                 1992                      $6.55
                 1993                      $5.80
                 1994                      $4.88
                 1995                      $4.85
                 1996                      $3.88



SLIDE 17:    DESCRIPTION OF IMAGE MATERIAL:
             AVERAGE PRODUCTION COSTS PER BARREL OF OIL EQUIVALENT

      YEAR    PRODUCTION COST/BBL

      1986        $2.65
      1987        $1.65
      1988        $1.64
      1989        $1.53
      1990        $1.73
      1991        $1.98
      1992        $1.96
      1993        $2.18
      1994        $2.46
      1995        $2.62
      1996        $2.46
      1997        $2.54
      1998        $2.47


SLIDE 18:    DESCRIPTION OF IMAGE MATERIAL:
             REVENUE AND NET INCOME PER EMPLOYEE


      YEAR         REVENUE        NET INCOME

      1980        $ 376,448        $ 177,448
      1981        $ 537,685        $ 236,200
      1982        $ 733,305        $ 230,541
      1983        $ 743,394        $ 243,944
      1984        $ 696,226        $ 186,493
      1985        $ 491,015        $ 148,071
      1986        $ 522,566        $  80,768
      1987        $ 464,978        $  84,719
      1988        $ 434,762        $ 156,495
      1989        $ 410,945        $  67,098
      1990        $ 566,064        $ 103,521
      1991        $ 421,489        $  52,002
      1992        $ 436,812        $  94,094
      1993        $ 453,623        $ 103,154
      1994        $ 555,666        $ 145,885
      1995        $ 459,777        $  82,004
      1996        $ 752,021        $ 252,602
      1997        $ 877,060        $ 287,355
      1998        $ 621,735        $ 150,267

SLIDE 19:    DESCRIPTION OF IMAGE MATERIAL:
             PANHANDLE ROYALTY COMPANY
             SIGNIFICANT WELL ACTIVITY, 1998
             Map of Oklahoma, Texas and New Mexico with areas of significant drilling in fiscal 1998 highlighted.


SLIDE 20:    DESCRIPTION OF IMAGE MATERIAL:
             Map of the Potato Hills anomaly in Latimer County and Pushmataha
             County in the State of Oklahoma showing various features of the anomaly and the areas in which the company holds interest.


SLIDE 21:    DESCRIPTION OF IMAGE MATERIAL:
             Map of the South Britton Field in Oklahoma County, Oklahoma showing the area of the Company?s interests and certain existing, testing and proposed wells.


SLIDE 22:    DESCRIPTION OF IMAGE MATERIAL:
             Beginning Value of Stock The Amount of Capital Stock of the
             Corporation shall be ONE-HUNDRED- THOUSAND DOLLARS and NO/100 and shall be divided into TWO-THOUSAND shares of FIFTY DOLLARS each, Dated this 17th day of December, A. D. 1926 at Range, in the
             County of Texas, and States of Oklahoma.


SLIDE 23:    DESCRIPTION OF IMAGE MATERIAL:
                 PANHANDLE ROYALTY COMPANY
                 (NASDAQ-PANRA)
             is engaged in the acquisition, ownership, management and development of its fee minerals. It actively participates in the exploration, drilling, production and acquisition of hydrocarbons on internally and externally generated prospects. Its stock is traded on the NASDAQ small cap stock market under the symbol
             PANRA. The company?s office is located in Oklahoma City while its mineral holdings and production are situated in Oklahoma, New
             Mexico, Texas, and twelve (12) other states.

SLIDE 24:    DESCRIPTION OF IMAGE MATERIAL:
             1998 DIRECTORS

             Michael A. Crawley
             Sam J. Cerny
             E. Chris Kauffman
             H W Peace II
             Ray H. Potts
             Robert A. Reece
             Jerry Smith


SLIDE 25:    DESCRIPTION OF IMAGE MATERIAL:
             1998 OFFICERS

             Jerry Smith - Chairman of the Board
             H W Peace II - President & Chief Executive Officer
             Michael C. Coffman - Vice President, Chief Financial Officer, Secretary and Treasurer
             Wanda C. Tucker  - Vice-President Land




SLIDE 26:    DESCRIPTION OF IMAGE MATERIAL:
             Panhandle Co-operative Royalty Company was organized and incorporated on December 17, 1926 for the purpose of conducting a mining business; including buying and selling lands, oil and gas leases and royalties upon a co-operative plan.

SLIDE 27:    DESCRIPTION OF IMAGE MATERIAL:
             SHARE VALUE


Year              Price             Remarks

1926              $50.00            One share of stock was traded for 40 acres of Perpetual fee minerals

1979              $30.00            Stock was split 50 for 1 and Company converted by
                                    Shareholder vote from Coop to Public Company

1982              $14.00            Shareholders approved 10 for 1 stock split

7/1/98            $30.00            Due to stock splits one (1) original share equals 500 today value has increased 300 fold to where
                                    original $50 share is now worth $15,000 or
                                    208%/year value growth over 72 years

2/1/99            $22.00





SLIDE 28:    DESCRIPTION OF IMAGE MATERIAL:
             PANHANDLE ROYALTY COMPANY DIVIDENDS

Original 1 share owner in 1926 will now (1998) have received $7,273 in Dividends for $50 Value Stock

This total Dividend averages $101.01/year for that original $50 share

Dividends have been paid for last 44 consecutive years Dividends have been paid for 59 years of 72 years existence

1998 Dividend of 90 cents/share is equivalent of $450/share for an original holder of 1 share in

1926 or 9 times that share's value

1998 Dividend is highest ever paid in one year to holders of an original share

SLIDE 29:    DESCRIPTION OF IMAGE MATERIAL:
             PANHANDLE ROYALTY COMPANY
             SIGNIFICANT ACQUISITIONS

Date of Acquisition: 2/1/85
From:  Lucas Bros. (Asset)
Price: $525,000
Remarks:   440 ac. Minerals (OK, TX, MT, N. DAK, NEB.)
           221 ac. Leasehold
            62 wells

Date of Acquisition: 3/1/86
From:  Texas-Wis. Royalty Co. (Asset)
Price: $50,000
Remarks:   1,666 ac. Minerals (TX & MT)
            22 wells

Date of Acquisition: 12/1/86
From:  Pure Royalty (Asset)
Price: $70,000
Remarks:   720 ac. Minerals (35 Co.'s in Oklahoma)
            29 wells

Date of Acquisition: 3/31/88
From:  New Mexico Royalty Co. (Merger)
Price: $534,500 (41,410 Sh. Stock Issued)
Remarks:   52,217 ac. Minerals (N. Mexico & Colorado)
            17 wells

Date of Acquisition: 12/31/91
From:  Brewer & Taylor (RI RR) (Asset)
Price: $125,000
Remarks:   4,225 ac. Minerals (E. N. Mexico & TX. Pan.)
            51 wells

Date of Acquisition 5/1/92
From:  Cottey College (Asset)
Price: $12,450
Remarks:   208 ac. Minerals (Stephens & Carter Co., Ok)
            10 wells

Date of Acquisition: 3/30/93
From:  ORYX (Asset)
Price: $374,509
Remarks: 10.373 ac. Non prod. Min. (OK & Ark)

Date of Acquisition: 7/1/95
From:  Petrocorp (Asset)
Price: $2,150,000
Remarks: 32,816 ac. Minerals (OK, TX and Nine other states)
                    202 wells

Date of Acquisition: 10/1/96
From:  Mary Mays Trust
Price: $152,377
Remarks: 715 ac. Minerals (Garvin & McClain Co., OK)
          134 wells

SLIDE 30:    DESCRIPTION OF IMAGE MATERIAL:
             MINERALS & PRODUCTION EVALUATED BUT NOT PURCHASED

DATE: 5/91
Name:  Hefner Trust
Value: $3,705,000
Remarks: 3,219 net acres 600 wells OK, TX, LA, IL, and NM
Offer: Sold at $4,000,000 L. E. Jones

DATE: 8/96
Name:  New York Life
Value: $2,511,000
Remarks: 26,701 net acres 2,350 wells OK and TX
Offer: Offer not Competitive

DATE: 5/97
Name:  Trio Petroleum
Price: $3,615,000
Remarks: 18,277 net acres 1,716 wells OK, Canada and twelve other states
Offer: Sold at $6,000,000 we were in the middle of 11 Bids

DATE: 9/97
Name:  Plains Radio Petroleum
Price: $465,090 (For 1/4 int.)
Remarks: 9,302 net acres (1/4 interest) Chaves Co., NM
Offer: They decided to sell min, w/real estate cattle, etc.

DATE: 12/97
From:  Warren Foundation
Price: $2,420,400 (For 1/2 int.)
Remarks: 36,302 net acres 546 wells OK and ten other states
Offer:   Withdrawn

DATE: 7/98
From:  Toreador Royalty
Price: $9 - 11 million
Remarks: 530,000 net acres  159 wells
Offer: Withdrawn by Toreador

SLIDE 31:    DESCRIPTION OF IMAGE MATERIAL:
             PANHANDLE ROYALTY COMPANY
             1988 NEW MEXICO OSAGE MERGER

Acquired Company with 52,217 net mineral acres for 1/2 stock and 1/2 cash
 ($550,000)

Participated in 14 wells with Working Interest (as of 1/1/99) ($1,081,971)

Operating Expense and Severance Tax ($583,154)

Total Costs (1/1/99) ($2,215,125)

Oil & Gas Revenue (as of 1/1/99) $9,442,319

Profit $7,227,194

Payout  5 1/2 years

Return on Initial Investment  13.14/1

All but about $10,000/year of Revenue is from Dagger Draw Field (14 Working Interest and 21 Royalty Interest wells)

Dagger Draw has remaining undrilled (5 Working Interest and 10 Royalty Interest locations)






SLIDE 32:    DESCRIPTION OF IMAGE MATERIAL:
             PANHANDLE ROYALTY COMPANY
             ESTIMATED UNDERLYING CASH VALUE/SHARE 9/30/98)


Proved Oil and Gas Reserves (Unescalated)            Maximum $ 23,125,470
Proved Oil and Gas Reserves (Discounted 10%)         Minimum $ 15,398,209
179,841 Mineral acres @ $75/ac                       Maximum $ 13,488,075
179,841 Mineral acres @ $50/ac                       Minimum $  8,992,050

           TOTALS                                    Maximum $ 36,612,545
                                                     Minimum $ 24,390,259
Price/share (679,764 Share Outstanding)              Maximum $      53.86
                                                     Minimum $      35.88

Actual Trade Price (9/30/99)                                 $      26.25

Note: From the above numbers the following may be deducted:

Future Income Tax

Any Debt

Drop in Oil and Gas Price

To the above numbers the following may be added:

Cash and CD'S

Furnitures & Fixtures

Pipeline and other Company's Stock

Increase in Oil and Gas Price

SLIDE 33:    DESCRIPTION OF IMAGE MATERIAL:
             PANHANDLE ROYALTY COMPANY
             ESTIMATED UNDERLYING CASH VALUE/SHARE (9/30/97)



Proved Oil & Gas Reserves (Unescalated)                Maximum  $ 36,374,530
Proved Oil & Gas Reserves (Discounted 10%)             Minimum  $ 24,321,470
175,596 Mineral acres @ $75/ac                         Maximum  $ 13,169,700
175,596 Mineral acres @ $50/ac                         Minimum  $  8,779,800
         TOTALS                                        Maximum  $ 49,544,230
                                                       Minimum  $ 33,101,270
Price/share (677,627 Share Outstanding)                Maximum  $      73.11
                                                       Minimum  $      48.85

Actual Trade Price (9/30/97)                                    $      29.75

Note: From the above numbers the following may be deducted:

Future Income Tax

Any Debt (None)

Drop in Oil and Gas Prices

To the above numbers the following may be added:

Cash & CD'S

Furnitures & Fixtures

Pipeline and other Company's Stock

Increase in Oil & Gas Price